Exhibit 10.31

[EXECUTION COPY]

FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of February [__], 2011 (this “Amendment”), modifies that certain Second Amended and Restated Credit Agreement, dated as of September 30, 2010 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among DENNY’S, INC., a California corporation (“Denny’s”), DENNY’S REALTY, LLC, a Delaware limited liability company (“Denny’s Realty” and, together with Denny’s, collectively, the “Borrowers” and each, individually, a “Borrower”), DENNY’S CORPORATION, a Delaware corporation (“Parent”), DENNY’S HOLDINGS, INC., a New York corporation (“Denny’s Holdings”) which was merged with and into Parent on November 23, 2010, DFO, LLC, a Delaware limited liability company (“DFO”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent and L/C Issuer.  Capitalized terms used herein and not defined shall have the meaning assigned to such terms in the Credit Agreement.

RECITALS

WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders agree to amend certain of the terms and provisions of the Credit Agreement, as specifically set forth in this Amendment; and

WHEREAS, the Administrative Agent and each of the Lenders are prepared to amend the Credit Agreement on the terms, subject to the conditions and in reliance on the representations set forth herein.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

Section 1. Amendments to Credit Agreement.

(a) Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by restating the following definitions in their entirety as follows:

“Applicable Rate” means a per annum rate equal to (a) with respect to Base Rate Loans, 2.75%, (b) with respect to Eurodollar Rate Loans and Letters of Credit, 3.75%; and (c) with respect to the commitment fee payable pursuant to Section 2.09(a), 0.625%.

“Eurodollar Rate” means:

(a) for any Interest Period with respect to a Eurodollar Rate Loan, the rate per annum equal to (x) the British Bankers Association LIBOR Rate (“BBA LIBOR”), as published by Reuters (or such other commercially available source providing quotations of BBA LIBOR as may be designated by the Administrative

Agent from time to time) at approximately 11:00 a.m., London time, two London Banking Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period or, (y) if such rate is not available at such time for any reason, the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Rate Loan being made, continued or converted and with a term equivalent to such Interest Period would be offered by Bank of America’s London Branch to major banks in the London interbank eurodollar market at their request at approximately 11:00 a.m. (London time) two London Banking Days prior to the commencement of such Interest Period; and

(b) for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to (x) BBA LIBOR, at approximately 11:00 a.m., London time determined two London Banking Days prior to such date for Dollar deposits being delivered in the London interbank market for a term of one month commencing that day or (y) if such published rate is not available at such time for any reason, the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the date of determination in same day funds in the approximate amount of the Base Rate Loan being made or maintained and with a term equal to one month would be offered by Bank of America’s London Branch to major banks in the London interbank Eurodollar market at their request at the date and time of determination.

“Mortgaged Property” shall mean, initially, each parcel of real property and the improvements thereto owned by a Loan Party, which properties are set forth on Schedule 5.08(c) of the Disclosure Schedules, and includes each other parcel of real property and improvements thereto with respect to which a Mortgage is granted pursuant to Section 6.12 or Section 6.15.

(b) Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by inserting the following new definition in the appropriate alphabetical order:

“Documentation Agent” means Regions Bank in its capacity as documentation agent.

(c) Paragraph (a) of Section 2.08 (Interest) of the Credit Agreement is hereby amended by restating such paragraph in its entirety as follows:

(a) Subject to the provisions of Section 2.08(b), (i) each Eurodollar Rate Loan under the Revolving Credit Facility shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Eurodollar Rate for such Interest Period plus the Applicable Rate; (ii) each Eurodollar Rate Loan under the Term Facility shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to (A) the higher of (x) the Eurodollar Rate for such Interest Period and (y)

1.50% plus (B) the Applicable Rate; (iii) each Base Rate Loan under the Revolving Credit Facility shall bear interest on the outstanding principal amount thereof at a rate per annum equal to the Base Rate plus the Applicable Rate; and (iv) each Base Rate Loan under the Term Facility shall bear interest on the outstanding principal amount thereof at a rate per annum equal to (A) the higher of (x) the Base Rate and (y) 1.50% plus (B) the Applicable Rate.

(d) Section 6.05 (Preservation of Existence, Etc.) of the Credit Agreement is hereby amended by deleting the reference to “or 7.05” appearing in clause (a) of such Section 6.05.

(e) Sections 6.20 (Interest Rate Hedging) and 6.21 (Holdings) of the Credit Agreement are hereby deleted in their entirety:

(f) Clause (m) of Section 7.02 (Indebtedness) of the Credit Agreement is hereby amended by restating such clause in its entirety as follows:

(m) additional Indebtedness aggregating not more than $10,000,000 in principal amount at any one time outstanding.

(g) Clauses (g) and (h) of Section 7.03 (Investments) of the Credit Agreement are hereby amended by restating such clauses in their entirety as follows:

(g) additional Investments in an aggregate amount not to exceed $10,000,000 at any time outstanding after the Closing Date, provided that the aggregate amount of Investments made pursuant to this clause (g) in any single Person (including any franchisee) shall not exceed $1,000,000 at any time outstanding;

(h) additional Investments by the Loan Parties and their Subsidiaries so long as (i) the aggregate amount of (A) Investments made pursuant to this clause (h), (B) Restricted Payments made pursuant to Section 7.06(a)(v) and (C) Consolidated Capital Expenditures made pursuant to Section 7.12(b) shall not exceed $10,000,000 during the term of this Agreement, (ii) if such Investment shall be made with proceeds of Revolving Credit Borrowings in excess of $2,500,000, Parent shall be in pro forma compliance with each of the financial covenants set forth in Section 7.11 as of the Measurement Period most recently ended, and (iii) at the time of the making of such Investment and immediately after giving effect thereto, no Default or Event of Default shall have occurred and is continuing or would result therefrom;

(h) Section 9.08 (No Other Duties, Etc.) of the Credit Agreement is hereby amended by restating such clause in its entirety as follows:

9.08.No Other Duties, Etc.  Anything herein to the contrary notwithstanding, none of the Syndication Agent, Bookrunners, Arrangers or Documentation Agent (whether or not listed on the cover page hereof) shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or the L/C Issuer hereunder.

Section 2. Conditions Precedent.  This Amendment shall become effective as of the date first written above (the “Effective Date”) upon the satisfaction of the following conditions precedent:

(a)  Documentation.  The Administrative Agent shall have received all of the following, in form and substance satisfactory to the Administrative Agent:

(i) a fully-executed and effective Amendment by the Borrowers, the Guarantors, the Administrative Agent and each of the Lenders; and

(ii) such additional documents, instruments and information as the Administrative Agent may reasonably request to effect the transactions contemplated hereby.

(b) No Default.  On the Effective Date and after giving effect to this Amendment, no event shall have occurred and be continuing that would constitute a Default or an Event of Default.

(c) Repricing Transaction Fee.  In accordance with Section 2.05(c) of the Credit Agreement, the Administrative Agent shall have received, for the account of each Term Lender, a fee in an amount equal to 1.00% of the aggregate amount of Term Loans held by such Term Lender on the Effective Date (such fees, collectively, the “Repricing Transaction Fee”).  Once paid, the Repricing Transaction Fee shall not be refundable for any reason whatsoever.

(d) Arrangement Fees etc.  Each Arranger and each Revolving Credit Lender shall have received such fees as may be separately agreed to in writing between such Person and the Borrowers.

Section 3. Denny’s Holdings.  Each of the parties hereto hereby acknowledge and agree that Denny’s Holdings was merged with and into Parent on November 23, 2010 and, as of such date, Denny’s Holdings ceased to be a separate Guarantor and a separate Loan Party under the Loan Documents.  For the avoidance of any doubt, from and after the date of the above-referenced merger of Denny’s Holdings, references to the Guarantors (or a Guarantor) and the Loan Parties (or a Loan Party) under the Credit Agreement and the other Loan Documents (including this Amendment) shall not include Denny’s Holdings.

Section 4. Representations and Warranties; Reaffirmation of Grant.  Each Loan Party hereby represents and warrants to Administrative Agent and the Lenders that, as of the date hereof and after giving effect to this Amendment, (a) all representations and warranties of the Loan Parties set forth in the Credit Agreement and in any other Loan Document are true and correct on and as of the date hereof to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date, (b) no Default or Event of Default has occurred and is continuing, (c) the Credit Agreement and all other Loan Documents are and remain legally valid, binding obligations of the Loan Parties party thereto, enforceable against each such Loan Party in accordance with their respective terms and (d) each of the Collateral Documents to which such Loan Party is a party and all of the Collateral described therein do and shall continue to secure the payment of all Obligations as set forth in such respective Collateral Documents.  Each Loan Party that is a party to the Guaranty and Collateral Agreement or any of the other Collateral Documents hereby reaffirms its grant of a security interest in the Collateral to the Administrative Agent for the ratable benefit of the Secured Parties, as collateral security for the prompt and complete payment and performance when due of the Obligations.

Section 5. Survival of Representations and Warranties.  All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or the Lenders shall affect the representations and warranties or the right of the Administrative Agent and the Lenders to rely upon them.

Section 6. Amendment as Loan Document.  This Amendment constitutes a “Loan Document” under the Credit Agreement.  Accordingly, it shall be an immediate Event of Default under the Credit Agreement if any Loan Party fails to perform, keep or observe any term, provision, condition, covenant or agreement contained in this Amendment or if any representation or warranty made by any Loan Party under or in connection with this Amendment shall have been untrue, false or misleading when made.

Section 7. Costs and Expenses.  The Borrowers shall pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent (including the reasonable fees, charges and disbursements of counsel to the Administrative Agent) incurred in connection with the preparation, negotiation, execution and delivery of this Amendment.

Section 8. Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE THAT WOULD CAUSE THE APPLICATION OF THE DOMESTIC SUBSTANTIVE LAWS OF ANY OTHER STATE).

Section 9. Execution.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed hall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier (or electronic mail (including in PDF format)) shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 10. Limited Effect.  This Amendment relates only to the specific matters expressly covered herein, shall not be considered to be an amendment or waiver of any rights or remedies that the Administrative Agent or any Lender may have under the Credit

Agreement, under any other Loan Document (except as expressly set forth herein) or under Law, and shall not be considered to create a course of dealing or to otherwise obligate in any respect the Administrative Agent or any Lender to execute similar or other amendments or waivers or grant any amendments or waivers under the same or similar or other circumstances in the future.

Section 11. Ratification by Guarantors.  Each of the Guarantors acknowledges that its consent to this Amendment is not required, but each of the undersigned nevertheless does hereby agree and consent to this Amendment and to the documents and agreements referred to herein.  Each of the Guarantors agrees and acknowledges that notwithstanding the effectiveness of this Amendment, such Guarantor’s obligations under the Loan Documents shall remain in full force and effect and nothing herein shall in any way limit such obligations, all of which are hereby ratified, confirmed and affirmed in all respects.  Each of the Guarantors hereby further acknowledges that the Borrowers, the Administrative Agent and any Lender may from time to time enter into any further amendments, modifications, terminations and/or amendments of any provisions of the Loan Documents without notice to or consent from such Guarantor and without affecting the validity or enforceability of such Guarantor’s obligations under the Loan Documents or giving rise to any reduction, limitation, impairment, discharge or termination of such Guarantor’s obligations under the Loan Documents.

[Remainder of page intentionally blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

BORROWERS:

DENNY’S, INC.

By:      /s/  Ross B. Nell
Name: Ross B. Nell
Title:   Vice President, Tax and Treasurer

DENNY’S REALTY, LLC

By: DFO, LLC, its Sole Member

By: Denny’s Inc., its Sole Member

By:      /s/  Ross B. Nell
Name: Ross B. Nell
Title:   Vice President, Tax and Treasurer

GUARANTORS:

DENNY’S CORPORATION

By:      /s/  Ross B. Nell
Name: Ross B. Nell
Title:   Vice President, Tax and Treasurer

DFO, LLC

By: Denny’s Inc., its Sole Member

By:      /s/  Ross B. Nell
Name: Ross B. Nell
Title:   Vice President, Tax and Treasurer

BANK OF AMERICA, as Administrative Agent, L/C Issuer and as a Lender

By:      /s/ John H. Schmidt
Name: John H. Schmidt
Title:   Director

LENDERS (cont’d):

WELLS FARGO BANK, N.A., as a Lender

By:      /s/ Stephen A. Leon
Name: Stephen A. Leon
Title:   Managing Director

LENDERS (cont’d):

REGIONS FINANCIAL CORPORATION

By:      /s/ Daniel R. Holland
Name: Daniel R. Holland
Title:   Managing Director

LENDERS (cont’d):

Cent CDO 14 Limited
By: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:      /s/ Robin C. Stancil
Name: Robin C. Stancil
Title:   Director of Operations

LENDERS (cont’d):

Cent CDO 15 Limited
By: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:      /s/ Robin C. Stancil
Name: Robin C. Stancil
Title:   Assistant Vice President

LENDERS (cont’d):

Cent CDO XI Limited
By: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:      /s/ Robin C. Stancil
Name: Robin C. Stancil
Title:   Director of Operations

LENDERS (cont’d):

Cent CDO 8 Limited
By: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:      /s/ Robin C. Stancil
Name: Robin C. Stancil
Title:   Director of Operations

LENDERS (cont’d):

Cent CDO 9 Limited
By: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:      /s/ Robin C. Stancil
Name: Robin C. Stancil
Title:   Director of Operations

LENDERS (cont’d):

AMMC CLO IV, LIMITED
By: American Money Management Corp.,
       as Collateral Manager

By:      /s/ Chester M. Eng
Name: Chester M. Eng
Title:   Senior Vice President

LENDERS (cont’d):

AMMC CLO V, LIMITED
By: American Money Management Corp.,
       as Collateral Manager

By:      /s/ Chester M. Eng
Name: Chester M. Eng
Title:   Senior Vice President

LENDERS (cont’d):

AMMC CLO VI, LIMITED
By: American Money Management Corp.,
       as Collateral Manager

By:      /s/ Chester M. Eng
Name: Chester M. Eng
Title:   Senior Vice President

LENDERS (cont’d):

AMMC VII, LIMITED
By: American Money Management Corp.,
       as Collateral Manager

By:      /s/ Chester M. Eng
Name: Chester M. Eng
Title:   Senior Vice President

LENDERS (cont’d):

AMMC VIII, LIMITED
By: American Money Management Corp.,
       as Collateral Manager

By:      /s/ Chester M. Eng
Name: Chester M. Eng
Title:   Senior Vice President

LENDERS (cont’d):

BALLANTYNE FUNDING LLC

By:      /s/ Tara E. Kenny
Name: Tara E. Kenny
Title:   Assistant Vice President

LENDERS (cont’d):

BANK OF AMERICA, N.A.,

By:      /s/ Meredith R. Smith
Name: Meredith R. Smith
Title:   Vice President

LENDERS (cont’d):

Black Diamond CLO 2005-1 LTD.
By: Black Diamond CLO 2005-1 Adviser, L.L.C.,
As Its Collateral Manager

By:      /s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title:   Managing Principal

LENDERS (cont’d):

Black Diamond CLO 2005-2 LTD.
By: Black Diamond CLO 2005-2 Adviser, L.L.C.,
As Its Collateral Manager

By:      /s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title:   Managing Principal

LENDERS (cont’d):

Black Diamond CLO 2006-1 (CAYMAN) LTD.
By: Black Diamond CLO 2006-1 Adviser, L.L.C.,
As Its Collateral Manager

By:      /s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title:   Managing Principal

LENDERS (cont’d):

BATTALION CLO 2007-1, LTD.
By: BRIGADE CAPITAL MANAGEMENT LLC
As Collateral Manager

By:      /s/ Ben Pollack
Name: Ben Pollack
Title:   Associate

LENDERS (cont’d):

Camulos Loan Vehicle I, Ltd.
By: BRIGADE CAPITAL MANAGEMENT LLC
As Collateral Manager

By:      /s/ Ben Pollack
Name: Ben Pollack
Title:   Associate

LENDERS (cont’d):

CARLYLE ARNAGE CLO, LTD.

By:      /s/ Linda Pace
Name: Linda Pace
Title:   Managing Director

LENDERS (cont’d):

CARLYLE AZURE CLO, LTD.

By:      /s/ Linda Pace
Name: Linda Pace
Title:   Managing Director

LENDERS (cont’d):

CARLYLE BRISTOL CLO, LTD.

By:      /s/ Linda Pace
Name: Linda Pace
Title:   Managing Director

LENDERS (cont’d):

CARLYLE CREDIT PARTNERS FINANCING I, LTD.

By:      /s/ Linda Pace
Name: Linda Pace
Title:   Managing Director

LENDERS (cont’d):

CARLYLE DAYTONA CLO, LTD.

By:      /s/ Linda Pace
Name: Linda Pace
Title:   Managing Director

LENDERS (cont’d):

CARLYLE MCLAREN CLO, LTD.

By:      /s/ Linda Pace
Name: Linda Pace
Title:   Managing Director

LENDERS (cont’d):

CARLYLE VANTAGE CLO, LTD.

By:      /s/ Linda Pace
Name: Linda Pace
Title:   Managing Director

LENDERS (cont’d):

CARLYLE VEYRON CLO, LTD.

By:      /s/ Linda Pace
Name: Linda Pace
Title:   Managing Director

LENDERS (cont’d):

CARLYLE HIGH YIELD PARTNERS IX, LTD.

By:      /s/ Linda Pace
Name: Linda Pace
Title:   Managing Director

LENDERS (cont’d):

CARLYLE HIGH YIELD PARTNERS VII, LTD.

By:      /s/ Linda Pace
Name: Linda Pace
Title:   Managing Director

LENDERS (cont’d):

CARLYLE HIGH YIELD PARTNERS VIII, LTD.

By:      /s/ Linda Pace
Name: Linda Pace
Title:   Managing Director

LENDERS (cont’d):

CARLYLE HIGH YIELD PARTNERS X, LTD.

By:      /s/ Linda Pace
Name: Linda Pace
Title:   Managing Director

LENDERS (cont’d):

Cent CDO 10 Limited
By: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:      /s/ Robin C. Stancil
Name: Robin C. Stancil
Title:   Director of Operations

LENDERS (cont’d):

Cent CDO 12 Limited
By: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:      /s/ Robin C. Stancil
Name: Robin C. Stancil
Title:   Director of Operations

LENDERS (cont’d):

RiverSource Life Insurance Company

By:      /s/ Robin C. Stancil
Name: Robin C. Stancil
Title:   Authorized Signatory

LENDERS (cont’d):

CIFC Funding 2006-IB, Ltd.
CIFC Funding 2006-II, Ltd.
CIFC Funding 2007-II, Ltd.
By: Commercial Industrial Finance Corp,
its Collateral Manager

Hewett's Island CLO V, Ltd.
Hewett's Island CLO VI, Ltd.
By: CypressTree Investment Management, LLC,
its Collateral Manager

Primus CLO II, Ltd.
By: CypressTree Investment Management, LLC,
its Subadviser

By:      /s/ Robert Milton
Name: Robert Milton
Title:   Secretary

LENDERS (cont’d):

Atruim IV CO CSFB ALTERNATIVE CAPITAL INC
BY CREDIT SUISSE ALT CAPITAL

By:      /s/ Lauri Whitlock
Name: Lauri Whitlock
Title:   Authorized Signatory

LENDERS (cont’d):

Atrium III

By:      /s/ Lauri Whitlock
Name: Lauri Whitlock
Title:   Authorized Signatory

LENDERS (cont’d):

Castle Garden Funding

By:     /s/ Lauri Whitlock
Name: Lauri Whitlock
Title:   Authorized Signatory

LENDERS (cont’d):

Hewett's Island CLO IV, Ltd.
By: LCM Asset Management LLC
As Collaterial Manager

By:      /s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title:   LCM Asset Management LLC

LENDERS (cont’d):

DWS Floating Rate Plus Fund
By: Deutsche Investment Management Americas, Inc.
Investment Advisor

By:      /s/ Eric S. Meyer
Name: Eric S. Meyer
Title:   Managing Director

LENDERS (cont’d):

Flagship CLO IV
By: Deutsche Investment Management Americas, Inc.
(as successor in interest to Deutsche Asset Management, Inc.),
As Collateral Manager

By:      /s/ Eric S. Meyer
Name: Eric S. Meyer
Title:   Managing Director

LENDERS (cont’d):

Flagship CLO V
By: Deutsche Investment Management Americas, Inc.
(as successor in interest to Deutsche Asset Management, Inc.),
As Collateral Manager

By:      /s/ Eric S. Meyer
Name: Eric S. Meyer
Title:   Managing Director

LENDERS (cont’d):

Flagship CLO VI
By: Deutsche Investment Management Americas, Inc.
(as successor in interest to Deutsche Asset Management, Inc.),
As Collateral Manager

By:      /s/ Eric S. Meyer
Name: Eric S. Meyer
Title:   Managing Director

LENDERS (cont’d):

DWS Short Duration Plus Fund
By: Deutsche Investment Management Americas, Inc.
Investment Advisor

By:      /s/ Eric S. Meyer
Name: Eric S. Meyer
Title:   Managing Director

LENDERS (cont’d):

MET INVESTORS SERIES TRUST -
MET/EATON VANCE FLOATING RATE PORTFOLIO
BY EATON VANCE MANAGEMENT
AS INVESTMENT SUB-ADVISOR

By:      /s/ Michael Kinahan
Name: Michael Kinahan
Title:   Vice President

LENDERS (cont’d):

PACIFIC SELECT FUND
FLOATING RATE PORTFOLIO
BY EATON VANCE MANAGEMENT
AS INVESTMENT SUB-ADVISOR

By:     /s/ Michael Kinahan
Name: Michael Kinahan
Title:   Vice President

LENDERS (cont’d):

EATON VANCE FLOATING-RATE INCOME TRUST
BY EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

By:      /s/ Michael Kinahan
Name: Michael Kinahan
Title:   Vice President

LENDERS (cont’d):

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
BY EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

By:      /s/ Michael Kinahan
Name: Michael Kinahan
Title:   Vice President

LENDERS (cont’d):

EATON VANCE
LIMITED DURATION INCOME FUND
BY EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

By:      /s/ Michael Kinahan
Name: Michael Kinahan
Title:   Vice President

LENDERS (cont’d):

EATON VANCE MEDALLION
FLOATING-RATE INCOME PORTFOLIO
BY EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

By:      /s/ Michael Kinahan
Name: Michael Kinahan
Title:   Vice President

LENDERS (cont’d):

MET INVESTORS SERIES TRUST -
MET/EATON VANCE FLOATING RATE PORTFOLIO
BY EATON VANCE MANAGEMENT
AS INVESTMENT SUB-ADVISOR

By:      /s/ Michael Kinahan
Name: Michael Kinahan
Title:   Vice President

LENDERS (cont’d):

EATON VANCE SENIOR
FLOATING-RATE TRUST
BY EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

By:      /s/ Michael Kinahan
Name: Michael Kinahan
Title:   Vice President

LENDERS (cont’d):

GRAYSON & CO
BY: BOSTON MANAGEMENT AND RESEARCH
AS INVESTMENT ADVISOR

By:      /s/ Michael Kinahan
Name: Michael Kinahan
Title:   Vice President

LENDERS (cont’d):

SENIOR DEBT PORTFOLIO
By: Boston Management and Research
as Investment Advisor

By:      /s/ Michael Kinahan
Name: Michael Kinahan
Title:   Vice President

LENDERS (cont’d):

Fortress Credit Investments I LTD

By:      /s/ Glenn P. Cummins
Name: Glenn P. Cummins
Title:   Director

LENDERS (cont’d):

Fortress Credit Investments II LTD

By:      /s/ Glenn P. Cummins
Name: Glenn P. Cummins
Title:   Director

LENDERS (cont’d):

FRANKLIN CLO V, LTD.

By:      /s/ David Ardini
Name: David Ardini, Franklin Advisers, Inc. as Collateral Manager
Title:   Vice President

LENDERS (cont’d):

FRANKLIN CLO VI LTD.

By:      /s/ David Ardini
Name: David Ardini, Franklin Advisers, Inc. as Collateral Manager
Title:   Vice President

LENDERS (cont’d):

FRANKLIN FLOATING RATE DAILY ACCESS FUND

By:      /s/ Madeline Lam
Name: Madeline Lam
Title:   Assistant Vice President

LENDERS (cont’d):

FRANKLIN FLOATING RATE MASTER SERIES

By:      /s/ Madeline Lam
Name: Madeline Lam
Title:   Assistant Vice President

LENDERS (cont’d):

FRANKLIN TEMPLETON SERIES II FUNDS -
FRANKLIN FLOATING RATE II FUND

By:      /s/ Madeline Lam
Name: Madeline Lam
Title:   Assistant Vice President

LENDERS (cont’d):

GARRISON FUNDING 2010-1 LLC

By:      /s/ Julian Weldon
Name: Julian Weldon
Title:   Secretary

LENDERS (cont’d):

NAVIGATOR CDO 2006, LTD., as a Lender
By: GE Capital Debt Advisors LLC, as Collateral Manager

By:      /s/ John Campos
Name: John Campos
Title:   Authorized Signatory

LENDERS (cont’d):

GOLDEN GATE CAPITAL SPV LTD.

By:      /s/ Rob Stobo
Name: Rob Stobo
Title:   Manager

LENDERS (cont’d):

BLACKSTON / GSO SENIOR FLOATING RATE TERM FUND
BY: GSO  / BLACKSTONE DEBT FUNDS MANAGEMENT LLC
AS INVESTMENT ADVISER

By:      /s/ Daniel H. Smith
Name: Daniel H. Smith
Title:   Authorized Signatory

LENDERS (cont’d):

H/2 Real Estate CDO 2006-1 Ltd.

By:      /s/ Peeter Muursepp
Name: Peeter Muursepp
Title:   Director of Operations

LENDERS (cont’d):

ING Capital LLC

By:     /s/ William Redmond
Name: William Redmond
Title:   Managing Director

LENDERS (cont’d):

ING Prime Rate Trust
ING Senior Income Fund
ING International (II) - Senior Loans
ING Floating Rate Debt
ING Investment Management CLO I, LTD.
IBM Personal Pension Plan Trust

By: ING Investment Management Co.,
        as its investment manager

ING Investment Trust Co. Plan for Employee
Benefit Investment Funds - Senior Loan Fund
By: ING Investment Trust Co. as its trustee

ING Investment Management CLO II, LTD.
ING Investment Management CLO III, LTD.
ING Investment Management CLO IV, LTD.
ING Investment Management CLO V, LTD.

By: ING Alternative  Asset Management LLC,
        as its investment manager

Phoenix CLO II, LTD.
By: ING Alternative  Asset Management LLC,
        as its investment manager

By:     /s/ Mark F. Haak
Name: Mark F. Haak, CFA
Title:   Vice President

LENDERS (cont’d):

CRATOS CLO I LTD.

By: Cratos CDO Management, LLC
As Attorney-In-Fact

By: JMP Credit Advisors LLC
Its Manager

By:      /s/ Jeremy Phipps
Name: Jeremy Phipps
Title:   Director

LENDERS (cont’d):

ROSEDALE CLO II LTS.

By: JMP Credit Advisors LLC
As Collateral Manager

By:      /s/ Jeremy Phipps
Name: Jeremy Phipps
Title:   Director

LENDERS (cont’d):

The Boeing Company Employees Retirement Plans Master Trust

By:      /s/ Kathleen News
Name: Kathleen News
Title:   Sr. Portfolio Manager

LENDERS (cont’d):

State Retirement and Pension System of Maryland

By:      /s/ Kathleen News
Name: Kathleen News
Title:   Sr. Portfolio Manager

LENDERS (cont’d):

Vermont Pension Investment Committee

By:      /s/ Kathleen News
Name: Kathleen News
Title:   Sr. Portfolio Manager

LENDERS (cont’d):

American States Insurance Company

By:      /s/ Robert A. Howard
Name: Robert A. Howard
Title:   Authorized Signatory

LENDERS (cont’d):

General Insurance Company of America

By:      /s/ Robert A. Howard
Name: Robert A. Howard
Title:   Authorized Signatory

LENDERS (cont’d):

Liberty Mutual Fire Insurance Company

By:      /s/ Robert A. Howard
Name: Robert A. Howard
Title:   Authorized Signatory

LENDERS (cont’d):

LORD ABBOTT & CO, LLC
AS COLLATERAL MANAGER

By: Golden Knight II CLO Limited

By:      /s/ Elizabeth MacLean
Name: Elizabeth MacLean
Title:   Portfolio Manager

LENDERS (cont’d):

By: Lord Abbott Investment Trust - Lord Abbott
Floating Rate Fund

By:      /s/ Elizabeth MacLean
Name: Elizabeth MacLean
Title:   Portfolio Manager

LENDERS (cont’d):

MARATHON CLO II LTD.
By: Marathon Asset Management L.P.
Its Collateral Manager

By:      /s/ Louis T. Hanover
Name: Louis T. Hanover
Title:   Authorized Signatory

LENDERS (cont’d):

COLE BROOK CBNA LOAN FUNDING LLC

By:      /s/ Malia Baynes
Name: Malia Baynes
Title:   Attorney-In-Fact

LENDERS (cont’d):

CALVARY CLO I LTD

By: Regiment Capital Management, LLC
as its Investment Advisor

By: Regiment Capital Advisors, LP
its Manager and pursuant to delegated authority

By: Regiment Capital Advisors, LLC
its General Partner

By:      /s/ Mark A. Brostowski
Name: Mark A. Brostowski
Title:   Authorized Signatory

LENDERS (cont’d):

XL RE Ltd.

By: Regiment Capital Management, LLC
as its Investment Advisor

By:      /s/ Mark A. Brostowski
Name: Mark A. Brostowski
Title:   Authorized Signatory

LENDERS (cont’d):

PRESIDENT & FELLOWS OF HARVARD COLLEGE

By: Regiment Capital Management, LLC
as its Investment Advisor

By: Regiment Capital Advisors, LP
its Manager and pursuant to delegated authority

By:      /s/ Mark A. Brostowski
Name: Mark A. Brostowski
Title:   Authorized Signatory

LENDERS (cont’d):

REGIMENT CAPITAL, LTD

By: Regiment Capital Management, LLC
as its Investment Advisor

By: Regiment Capital Advisors, LP
its Manager and pursuant to delegated authority

By:      /s/ Mark A. Brostowski
Name: Mark A. Brostowski
Title:   Authorized Signatory

LENDERS (cont’d):

COLUMBIA INSTITUTIONAL LEVERAGED LOAN FUND II, L.P.
(f/k/a RIVERSOURCE INSTITUTIONAL LEVERAGED LOAN FUND II, L.P.)

By: Columbia Management Investment Advisers, LLC
as Investment Manager

By:      /s/ Donna D. Emmett
Name: Donna D. Emmett
Title:   Assistant Secretary

Each of the persons listed on Annex A,
Severally but not jointly, as Lender

By: Wellington Management Company, LLP,
as its Investment Adviser

By:      /s/ Robert J. Toner
Name: Robert J. Toner
Title:   Vice President and Counsel

ANNEX A

Global Indemnity (Cayman) Limited

Stellar Performer Global Series W - Global Credit

SunAmerica Senior Floating Rate Fund, Inc.

LENDERS (cont’d):

[Wells Fargo Bank N.A.]

By:      /s/ George Wick
Name: George Wick
Title:   Executive Vice President

Westen Asset Management Company acting as
Investment Manager and Agent on behalf of Mt.
Wilson CLO II, LTD

By:      /s/ Donna Thomas-Sapp
Name: Donna Thomas-Sapp
Title:   Authorized Signatory

Westen Asset Management Company acting as
Investment Manager and Agent on behalf of Mt.
Wilson CLO, LTD

By:      /s/ Donna Thomas-Sapp
Name: Donna Thomas-Sapp
Title:   Authorized Signatory

Westen Asset Management Company acting as
Investment Manager and Agent on behalf of
Western Asset Floating Rate High Income Fund,
LLC

By:      /s/ Donna Thomas-Sapp
Name: Donna Thomas-Sapp
Title:   Authorized Signatory

Westen Asset Management Company acting as
Investment Manager and Agent on behald of John
Hancock Fund II Floating Rate Income Fund

By:      /s/ Donna Thomas-Sapp
Name: Donna Thomas-Sapp
Title:   Authorized Signatory

WhiteHorse IV, Ltd.
By WhiteHorse Capital Partners, L.P.
       as Collateral Manager
By WhiteRock Asset Advisor, LLC, its GP

By:      /s/ Jay Carvell
Name: Jay Carvell
Title:   As Manager